UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04494

The Gabelli Asset Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2023

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return per class AAA Share of The Gabelli Asset Fund was 10.3% compared with a total return of 26.3% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 4 for the performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2023.

Investment Objective and Strategy (Unaudited)

The Fund primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

The Fund’s investment strategy is to invest primarily in common and preferred stocks. The Fund focuses on companies that appear underpriced relative to their private market value (PMV). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first quarter of 2023 saw Silicon Valley Bank become the second biggest bank failure in U.S. history after losses in its held-to-maturity bond portfolio precipitated a new twist on an old-fashioned bank run. Social media fanned depositor panic and online accounts facilitated withdrawals. New York based Signature Bank (which embarked on an ill considered expansion into cryptocurrency in recent years) failed the same weekend, and bank stocks broadly came under pressure as investors braced for who might be next. The Federal Reserve, FDIC, and Treasury Department acted swiftly, taking over both banks and making depositors whole. This raises the question: will uninsured deposits be guaranteed at other banks if they also fail? So far, this step has not been taken explicitly, though there has been discussion of raising the $250,000 FDIC limit for insured deposits. Trying to balance stability in the banking system while still burnishing its inflation fighting credentials, the Fed, following its 25 bps increase in the federal funds rate in February, ultimately decided to raise rates 25 bps again in March to 4.75%-5%. The Fed has a challenging tightrope walk in decisions on future rate hikes, which will depend on the situation of inflation and the economy in the coming months.

With the Great Financial Crisis still in recent memory, market reaction to the banking crisis was swift, with equities initially selling off and the yield on the 10-year U.S. Treasury Note falling from 4.1% at its peak to 3.5% at quarter end. Stabilization of the banking situation led to a market rally, as lower rates are good for equities generally, especially so-called growth stocks with more distant future cash flows. Mega cap tech stocks, which also benefited from being considered safe havens with large cash balances, were the main beneficiaries. As these stocks make up a large component of the S&P 500 Index, this dynamic ultimately offset woes for banks and more cyclical sectors during the quarter and gave the market a strong, if tenuous, start to the year, with the S&P 500 increasing 7.5%.

Global equities rose in the second quarter (S&P 500 +9%) and for the first half of the year (+17%) as the market ascribed higher odds to ending the current interest rate hiking cycle with a soft landing (short, shallow recession) rather than a hard landing (long, deep recession). A June extension of the U.S. debt ceiling, limited fallout from the March bank failures, and efforts to temper a hot war in Ukraine and a cold war with China buoyed sentiment. Meanwhile, Artificial Intelligence (AI) injected some serious Fear of Missing Out (FOMO) into the market leading to panic buying of tech stocks.

The third quarter of 2023 was a choppy quarter for U.S. stock market indices against rising interest rates and decelerating macroeconomic activity. The Fed has been on hold since its last rate hike of 25bps to 5.25-5.50% on July 26th, but the recent rise in the 10-year Treasury yield has tightened monetary conditions further. The 10-year Treasury yield finished the quarter at 4.6%, up nearly 80bps, and climbed above 4.8% in early October. This has been driven by higher real interest rates, with real 10-year Treasury yields now above 2.25%. Driving higher real rates are a surprisingly resilient U.S. economy, at least on the employment front, concerns about large U.S. government deficits, and potentially less foreign interest in U.S. treasuries. Monthly inflation has continued to come down in recent months, with year-on-year core CPI prints of just over 4%; monthly sequential inflation data suggests annualized inflation is running closer to 3%. Still, the labor market remains reasonably tight, and rents and other services continue to inflate.

As the economic picture continued to improve, we saw industrials perform well in the fourth quarter. These included aerospace suppliers, diversified manufacturers, and waste collection firms. Consumer facing companies benefitted similarly. Although the Fund has relatively little energy exposure, lower oil prices impacted holdings in Chevron (0.6% of net assets as of December 31, 2023), Exxon Mobil (0.3%), and Halliburton (0.3%).

Top contributors to the Fund’s performance in 2023 included: Crane Co. (1.4%); Sony Group (2.4%); and AMETEK Inc. (3.0%).

Some of our weaker performing stocks during the year were: Genuine Parts Co. (1.9%); Diageo plc (1.7%); and CNH Industrial NV (1.1%).

Thank you for your investment in The Gabelli Asset Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2023 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (3/3/86)
Class AAA (GABAX)	10.29%	9.81%	6.91%	11.01%	11.13%
S&P 500 Index (b)	26.29	15.69	12.03	13.97	10.79
Class A (GATAX)	10.32	9.82	6.92	11.01	11.13
With sales charge (c)	3.98	8.52	6.28	10.58	10.95
Class C (GATCX)	9.49	8.99	6.12	10.19	10.69
With contingent deferred sales charge (d)	8.49	8.99	6.12	10.19	10.69
Class I (GABIX)	10.57	10.09	7.18	11.29	11.25

(a)	Returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. Since inception performance is as of February 28, 1986.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated April 28, 2023, the expense ratios for Class AAA, A, C, and I are 1.35%, 1.35%, 2.10%, and 1.10%, respectively. See page 17 for the expense ratios for the year ended December 31, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	10.29%	9.81%	6.91%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2023.

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,029.30	1.38%	$7.06
Class A	$1,000.00	$1,029.50	1.38%	$7.06
Class C	$1,000.00	$1,025.40	2.13%	$10.87
Class I	$1,000.00	$1,030.60	1.13%	$5.78
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.25	1.38%	$7.02
Class A	$1,000.00	$1,018.25	1.38%	$7.02
Class C	$1,000.00	$1,014.47	2.13%	$10.82
Class I	$1,000.00	$1,019.51	1.13%	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2023:

The Gabelli Asset Fund

Food and Beverage	13.7%
Equipment and Supplies	10.0%
Financial Services	9.5%
Diversified Industrial	7.1%
Machinery	6.5%
Health Care	5.7%
Entertainment	5.2%
Electronics	4.4%
Automotive: Parts and Accessories	3.8%
Consumer Products	3.3%
Energy and Utilities	3.0%
Metals and Mining	2.8%
Environmental Services	2.8%
Business Services	2.8%
Retail	2.5%
Cable and Satellite	2.1%
Computer Software and Services	2.0%
Publishing	1.7%
Telecommunications	1.5%
Broadcasting	1.3%
Transportation	1.2%
Building and Construction	1.1%
Automotive	1.1%
Hotels and Gaming	1.0%
Real Estate	0.8%
Specialty Chemicals	0.7%
Aerospace	0.6%
Consumer Services	0.5%
Manufactured Housing and Recreational Vehicles	0.5%
Agriculture	0.4%
Aviation: Parts and Services	0.4%
Wireless Communications	0.3%
Computer Hardware	0.2%
Communications Equipment	0.2%
Closed-End Funds	0.1%
Semiconductors	0.1%
Other Assets and Liabilities (Net)	(0.9)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 100.8%
	Aerospace — 0.6%
2,000	Astronics Corp.†	$17,959	$34,840
9,000	HEICO Corp.	736,228	1,609,830
9,325	L3Harris Technologies Inc.	967,084	1,964,031
4,850	Lockheed Martin Corp.	143,317	2,198,214
2,500	Mercury Systems Inc.†	87,946	91,425
5,800	Northrop Grumman Corp.	259,296	2,715,212
317,000	Rolls-Royce Holdings plc†	745,397	1,210,980
6,400	RTX Corp.	557,296	538,496
1,015	The Boeing Co.†	191,861	264,570
		3,706,384	10,627,598
	Agriculture — 0.4%
81,800	Archer-Daniels-Midland Co.	772,376	5,907,596
19,500	The Mosaic Co.	342,172	696,735
		1,114,548	6,604,331
	Automotive — 1.1%
1,500	Daimler Truck Holding AG	50,211	56,335
5,000	Ferrari NV	189,262	1,692,150
315,350	Iveco Group NV†	1,577,216	2,835,872
127,700	PACCAR Inc.	433,097	12,469,905
46,000	Traton SE	807,684	1,082,666
2,900	Volkswagen AG	115,571	379,212
		3,173,041	18,516,140
	Automotive: Parts and Accessories — 3.8%
2,500	Aptiv plc†	268,835	224,300
66,750	BorgWarner Inc.	239,480	2,392,987
78,814	Brembo SpA	150,814	965,775
323,000	Dana Inc.	2,572,264	4,719,030
260,340	Garrett Motion Inc.†	1,539,484	2,517,488
228,200	Genuine Parts Co.	5,311,895	31,605,700
53,500	Modine Manufacturing Co.†	475,876	3,193,950
11,000	Monro Inc.	367,760	322,740
17,600	O’Reilly Automotive Inc.†	434,783	16,721,408
30,000	Standard Motor Products Inc.	302,787	1,194,300
		11,663,978	63,857,678
	Aviation: Parts and Services — 0.4%
20,000	Curtiss-Wright Corp.	61,250	4,455,800
77,500	Kaman Corp.	1,008,673	1,856,125
		1,069,923	6,311,925
	Broadcasting — 1.3%
500	Cogeco Communications Inc.	19,773	22,395
16,800	Cogeco Inc.	319,276	724,845
30,000	Corus Entertainment Inc., Cl. B	45,071	16,578
29,750	Liberty Broadband Corp., Cl. A†	25,596	2,399,040
Shares		Cost	Market Value
68,663	Liberty Broadband Corp., Cl. C†	$53,677	$5,533,551
34,150	Liberty Media Corp.-Liberty Formula One, Cl. A†	132,230	1,980,017
39,100	Liberty Media Corp.-Liberty Formula One, Cl. C†	17,128	2,468,383
203,147	Liberty Media Corp.-Liberty SiriusXM†	429,678	5,846,571
50,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	15,496	1,437,000
5,500	Nexstar Media Group Inc.	448,718	862,125
31,100	Sinclair Inc.	740,015	405,233
16,000	TBS Holdings Inc.	211,657	340,312
15,000	TEGNA Inc.	247,112	229,500
		2,705,427	22,265,550
	Building and Construction — 1.1%
52,650	Arcosa Inc.	159,367	4,350,996
1,750	Ashtead Group plc	101,425	121,838
33,200	Assa Abloy AB, Cl. B	563,280	955,573
33,500	Fortune Brands Innovations Inc.	347,915	2,550,690
54,400	Herc Holdings Inc.	1,784,973	8,099,616
15,000	Johnson Controls International plc	216,736	864,600
13,000	KBR Inc.	412,971	720,330
18,500	Knife River Corp.†	743,802	1,224,330
1,000	Lennar Corp., Cl. B	97,787	134,050
		4,428,256	19,022,023
	Business Services — 2.8%
120,000	Clear Channel Outdoor Holdings Inc.†	109,326	218,400
20,000	Diebold Nixdorf Inc.†	17,100	0
19,300	Ecolab Inc.	152,014	3,828,155
1,550	Jacobs Solutions Inc.	199,278	201,190
9,000	Live Nation Entertainment Inc.†	77,805	842,400
64,470	Mastercard Inc., Cl. A	251,433	27,497,100
36,500	The Interpublic Group of Companies Inc.	190,501	1,191,360
3,800	United Rentals Inc.	655,719	2,178,996
17,200	V2X Inc.†	81,525	798,768
28,000	Vestis Corp.	476,658	591,920
36,475	Visa Inc., Cl. A	401,225	9,496,266
		2,612,584	46,844,555
	Cable and Satellite — 2.1%
35,000	AMC Networks Inc., Cl. A†	0	657,650
5,150	Charter Communications Inc., Cl. A†	1,167,349	2,001,702
364,800	Comcast Corp., Cl. A	2,878,098	15,996,480
17,000	EchoStar Corp., Cl. A†	223,657	281,690

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
7,850	Naspers Ltd., Cl. N	$307,004	$1,342,343
2,000	Prosus NV	76,990	59,580
322,000	Rogers Communications Inc., Cl. B	1,404,819	15,072,820
		6,057,917	35,412,265
	Communications Equipment — 0.2%
77,000	Corning Inc.	186,469	2,344,650
1,900	QUALCOMM Inc.	226,159	274,797
		412,628	2,619,447
	Computer Hardware — 0.2%
12,500	Apple Inc.	417,920	2,406,625
5,300	International Business Machines Corp.	673,558	866,815
		1,091,478	3,273,440
	Computer Software and Services — 2.0%
110	Adobe Inc.†	64,610	65,626
10,800	Alphabet Inc., Cl. A†	778,542	1,508,652
75,500	Alphabet Inc., Cl. C†	1,792,655	10,640,215
6,300	Cisco Systems Inc.	297,788	318,276
23,000	Hewlett Packard Enterprise Co.	153,967	390,540
26,325	Meta Platforms Inc., Cl. A†	4,307,129	9,317,997
12,125	Microsoft Corp.	1,771,602	4,559,485
2,950	Oracle Corp.	230,864	311,018
1,500	Palantir Technologies Inc., Cl. A†	26,364	25,755
200	Palo Alto Networks Inc.†	48,222	58,976
50,000	PAR Technology Corp.†	1,809,141	2,177,000
12,200	Rockwell Automation Inc.	255,261	3,787,856
1,250	Salesforce Inc.†	199,304	328,925
2,200	Unity Software Inc.†	65,928	89,958
		11,801,377	33,580,279
	Consumer Products — 3.3%
25,000	Brunswick Corp.	600,779	2,418,750
10,700	Christian Dior SE	296,073	8,357,178
38,500	Church & Dwight Co. Inc.	59,102	3,640,560
360,100	Edgewell Personal Care Co.	7,545,171	13,190,463
98,150	Energizer Holdings Inc.	472,921	3,109,392
9,350	Essity AB, Cl. A	124,094	230,365
41,650	Essity AB, Cl. B	467,387	1,032,366
2,880	Givaudan SA	968,052	11,930,230
28,000	Harley-Davidson Inc.	70,525	1,031,520
1,700	Hermes International SCA	589,066	3,601,041
3,500	National Presto Industries Inc.	97,930	280,980
15,000	Philip Morris International Inc.	1,463,664	1,411,200
30,600	Reckitt Benckiser Group plc	928,852	2,114,033
Shares		Cost	Market Value
60,000	Sally Beauty Holdings Inc.†	$434,670	$796,800
3,700	The Estee Lauder Companies Inc., Cl. A	160,216	541,125
14,000	The Procter & Gamble Co.	372,708	2,051,560
1,200	Unilever plc	61,090	58,124
3,600	VF Corp.	65,813	67,680
31,000	Wolverine World Wide Inc.	144,166	275,590
		14,922,279	56,138,957
	Consumer Services — 0.5%
2,000	Allegion plc	20,130	253,380
2,750	Amazon.com Inc.†	305,758	417,835
1,250	FedEx Corp.	241,084	316,212
17,200	IAC Inc.†	36,467	900,936
152,000	Rollins Inc.	135,333	6,637,840
4,000	Uber Technologies Inc.†	130,838	246,280
		869,610	8,772,483
	Diversified Industrial — 7.1%
10,000	ABB Ltd., ADR	225,729	443,000
450	Acuity Brands Inc.	5,311	92,174
35,000	Ampco-Pittsburgh Corp.†	87,762	95,550
5,000	Ardagh Group SA†	18,650	27,400
60,000	Avantor Inc.†	1,368,974	1,369,800
330,250	Bollore SE	1,903,426	2,061,697
195,450	Crane Co.	1,482,297	23,090,463
6,550	Crane NXT Co.	21,907	372,498
71,300	Eaton Corp. plc	2,635,202	17,170,466
3,300	Emerson Electric Co.	305,172	321,189
7,000	Enpro Inc.	345,215	1,097,180
2,350	General Electric Co.	185,358	299,930
117,950	Greif Inc., Cl. A	2,322,282	7,736,340
46,150	Honeywell International Inc.	1,022,607	9,678,117
4,000	Hyster-Yale Materials Handling Inc.	132,854	248,760
19,000	Ingersoll Rand Inc.	68,993	1,469,460
175,500	ITT Inc.	1,110,870	20,940,660
13,500	Jardine Matheson Holdings Ltd.	653,525	556,335
236,150	Myers Industries Inc.	1,420,331	4,616,733
18,350	nVent Electric plc	207,039	1,084,302
10,000	Park-Ohio Holdings Corp.	200,453	269,600
25,500	Pentair plc	591,292	1,854,105
325	Siemens AG	50,707	60,965
6,000	Sulzer AG	363,339	612,805
9,300	Svenska Cellulosa AB SCA, Cl. A	32,783	138,125
36,000	Svenska Cellulosa AB SCA, Cl. B	100,827	539,319
172,200	Textron Inc.	2,144,204	13,848,324
230,000	Toray Industries Inc.	1,584,690	1,195,837
16,000	Trane Technologies plc	176,793	3,902,400
200,500	Trinity Industries Inc.	610,202	5,331,295

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
2,800	Waters Corp.†	$206,261	$921,844
		21,585,055	121,446,673
	Electronics — 4.4%
50,000	Flex Ltd.†	878,109	1,523,000
10,500	Kyocera Corp., ADR	282,635	614,670
1,300	Mettler-Toledo International Inc.†	181,861	1,576,848
375,000	Mirion Technologies Inc.†	3,452,362	3,843,750
238,000	Resideo Technologies Inc.†	1,849,007	4,479,160
2,100	Samsung Electronics Co. Ltd., GDR	383,540	3,145,800
436,600	Sony Group Corp., ADR	7,933,658	41,341,654
30,200	TE Connectivity Ltd.	710,245	4,243,100
72,550	Texas Instruments Inc.	1,559,221	12,366,873
4,250	Thermo Fisher Scientific Inc.	605,855	2,255,857
		17,836,493	75,390,712
	Energy and Utilities — 3.0%
49,500	BP plc, ADR	824,998	1,752,300
63,415	Chevron Corp.	1,973,011	9,458,982
34,000	ConocoPhillips	2,924,217	3,946,380
84,500	Devon Energy Corp.	982,473	3,827,850
30,000	Dril-Quip Inc.†	795,869	698,100
27,000	Enbridge Inc.	621,220	972,540
69,700	EOG Resources Inc.	159,604	8,430,215
53,000	Exxon Mobil Corp.	2,816,383	5,298,940
132,000	Halliburton Co.	3,726,343	4,771,800
600	Hess Corp.	82,049	86,496
20,000	Kinder Morgan Inc.	230,456	352,800
375	Linde plc	153,157	154,016
59,000	National Fuel Gas Co.	2,712,496	2,960,030
27,550	NextEra Energy Inc.	1,621,666	1,673,387
34,000	Occidental Petroleum Corp.	2,079,323	2,030,140
75,000	PG&E Corp.	686,389	1,352,250
1,500	Schlumberger NV	86,563	78,060
5,700	Shell plc, ADR	244,963	375,060
27,500	Southwest Gas Holdings Inc.	474,755	1,742,125
89,100	The AES Corp.	246,807	1,715,175
3,707	Vitesse Energy Inc.	12,486	81,146
		23,455,228	51,757,792
	Entertainment — 5.2%
119,800	Atlanta Braves Holdings Inc., Cl. A†	2,813,683	5,125,044
323,771	Atlanta Braves Holdings Inc., Cl. C†	7,351,928	12,814,856
78,500	Fox Corp., Cl. A	3,244,849	2,329,095
30,000	Fox Corp., Cl. B	875,606	829,500
Shares		Cost	Market Value
535,000	Grupo Televisa SAB, ADR	$3,254,444	$1,786,900
13,961	Liberty Media Corp.-Liberty Live, Cl. A†	8,121	510,275
39,459	Liberty Media Corp.-Liberty Live, Cl. C†	15,016	1,475,372
162,720	Madison Square Garden Entertainment Corp.†	98,824	5,172,869
123,383	Madison Square Garden Sports Corp.†	499,715	22,434,731
155	Netflix Inc.†	61,421	75,466
356,391	Paramount Global, Cl. A	5,151,127	7,006,647
55,000	Paramount Global, Cl. B	1,487,753	813,450
176,120	Sphere Entertainment Co.†	338,374	5,981,035
1,250	Take-Two Interactive Software Inc.†	173,810	201,188
104,175	The Walt Disney Co.	838,079	9,405,961
315,000	Vivendi SE	3,841,592	3,364,773
863,950	Warner Bros Discovery Inc.†	5,884,972	9,831,751
		35,939,314	89,158,913
	Environmental Services — 2.8%
10,510	Phinia Inc.	25,194	318,348
197,200	Republic Services Inc.	1,414,082	32,520,252
1,200	Veralto Corp.	2,708	95,556
74,500	Waste Connections Inc.	2,509,529	11,120,615
22,700	Waste Management Inc.	313,835	4,065,570
		4,265,348	48,120,341
	Equipment and Supplies — 10.0%
1,850	3M Co.	179,684	202,242
312,350	AMETEK Inc.	466,356	51,503,391
21,500	Amphenol Corp., Cl. A	20,727	2,131,295
16,350	AZZ Inc.	677,285	949,771
39,450	Crown Holdings Inc.	177,852	3,632,951
123,050	CTS Corp.	568,305	5,382,207
5,000	Danaher Corp.	98,796	1,156,700
21,000	Distribution Solutions Group Inc.†	160,876	662,760
336,900	Donaldson Co. Inc.	493,071	22,016,415
385,750	Flowserve Corp.	1,819,981	15,900,615
50,500	Graco Inc.	771,741	4,381,380
12,000	Hubbell Inc.	1,774,267	3,947,160
78,050	IDEX Corp.	285,991	16,945,435
39,150	Interpump Group SpA	153,863	2,025,705
185,400	Mueller Industries Inc.	2,381,832	8,741,610
92,500	Sealed Air Corp.	1,740,298	3,378,100
24,000	The Manitowoc Co. Inc.†	72,224	400,560
47,150	The Timken Co.	1,749,500	3,779,072
16,000	The Toro Co.	275,173	1,535,840
68,000	The Weir Group plc	286,137	1,635,147
31,000	Valmont Industries Inc.	3,378,745	7,238,810

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
62,350	Watts Water Technologies Inc., Cl. A	$627,394	$12,989,999
		18,160,098	170,537,165
	Financial Services — 9.5%
42,000	AllianceBernstein Holding LP	0	1,303,260
144,400	American Express Co.	1,594,287	27,051,896
1,500	Ameriprise Financial Inc.	47,262	569,745
11,400	Bank of America Corp.	64,098	383,838
65	Berkshire Hathaway Inc., Cl. A†	196,641	35,270,627
61,900	Blackstone Inc.	330,175	8,103,948
5,625	Brookfield Asset Management Ltd., Cl. A	46,657	225,956
22,500	Brookfield Corp.	209,913	902,700
20,800	Citigroup Inc.	580,567	1,069,952
40,000	FTAI Aviation Ltd.	666,134	1,856,000
50,000	GAM Holding AG†	54,439	23,274
31,700	Interactive Brokers Group Inc., Cl. A	501,773	2,627,930
2,740	Intercontinental Exchange Inc.	341,090	351,898
31,500	Jefferies Financial Group Inc.	275,117	1,272,915
64,900	JPMorgan Chase & Co.	2,191,434	11,039,490
78,900	KKR & Co. Inc.	548,060	6,536,865
86,000	Loews Corp.	4,629,277	5,984,740
6,450	M&T Bank Corp.	258,217	884,166
19,500	Marsh & McLennan Companies Inc.	499,263	3,694,665
2,550	Nasdaq Inc.	131,093	148,257
9,800	PayPal Holdings Inc.†	291,943	601,818
12,000	Popular Inc.	176,699	984,840
20,000	PROG Holdings Inc.†	17,401	618,200
93,800	State Street Corp.	1,409,249	7,265,748
9,750	T. Rowe Price Group Inc.	136,841	1,049,978
363,400	The Bank of New York Mellon Corp.	9,277,100	18,914,970
21,300	The Goldman Sachs Group Inc.	3,179,460	8,216,901
20,000	The Hartford Financial Services Group Inc.	613,540	1,607,600
25,100	The PNC Financial Services Group Inc.	982,349	3,886,735
9,000	Value Line Inc.	122,382	438,750
158,000	Wells Fargo & Co.	4,356,018	7,776,760
		33,728,479	160,664,422
	Food and Beverage — 13.7%
113,014	BellRing Brands Inc.†	2,287,609	6,264,366
Shares		Cost	Market Value
613,400	Brown-Forman Corp., Cl. A	$2,629,146	$36,552,506
85,450	Brown-Forman Corp., Cl. B	335,153	4,879,195
32,000	Campbell Soup Co.	1,024,498	1,383,360
746,150	China Mengniu Dairy Co. Ltd.	1,094,471	2,006,679
23,400	Coca-Cola Europacific Partners plc	457,809	1,561,716
15,400	Coca-Cola HBC AG	215,080	452,462
39,000	Conagra Brands Inc.	896,394	1,117,740
9,000	Constellation Brands Inc., Cl. A	123,840	2,175,750
26,000	Crimson Wine Group Ltd.†	183,467	153,296
87,100	Danone SA	3,061,364	5,642,319
20,000	Davide Campari-Milano NV	30,395	225,537
192,850	Diageo plc, ADR	7,092,456	28,090,531
60,000	Farmer Brothers Co.†	396,357	183,600
218,000	Flowers Foods Inc.	382,771	4,907,180
31,200	Fomento Economico Mexicano SAB de CV, ADR	1,045,232	4,066,920
69,000	General Mills Inc.	1,036,211	4,494,660
1,424,000	Grupo Bimbo SAB de CV, Cl. A	567,224	7,200,085
10,500	Heineken Holding NV	448,760	887,907
74,150	Heineken NV	3,255,387	7,526,015
19,350	Heineken NV, ADR	465,264	986,463
128,050	ITO EN Ltd.	2,687,129	3,888,724
7,000	John Bean Technologies Corp.	106,661	696,150
20,000	Kellanova	491,789	1,118,200
57,400	Kerry Group plc, Cl. A	669,967	5,012,308
161,300	Kikkoman Corp.	1,681,125	9,877,051
16,985	LVMH Moet Hennessy Louis Vuitton SE	619,053	13,755,433
54,000	Maple Leaf Foods Inc.	953,329	1,028,610
37,000	MEIJI Holdings Co. Ltd.	387,565	878,816
149,000	Mondelēz International Inc., Cl. A	2,706,980	10,792,070
86,000	Morinaga Milk Industry Co. Ltd.	772,140	1,663,887
19,500	National Beverage Corp.†	921,242	969,540
40,300	Nestlé SA	2,268,614	4,672,318
280,800	Nissin Foods Holdings Co. Ltd.	3,102,843	9,800,119
83	Nomad Foods Ltd.†	2,103	1,407
51,300	PepsiCo Inc.	1,670,028	8,712,792
45,125	Pernod Ricard SA	3,572,976	7,958,065
68,500	Post Holdings Inc.†	453,901	6,032,110
64,800	Remy Cointreau SA	3,583,069	8,226,636
16,450	Suntory Beverage & Food Ltd.	524,300	542,500

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
2,000	The Boston Beer Co. Inc., Cl. A†	$659,126	$691,180
19,500	The Coca-Cola Co.	432,765	1,149,135
1,150	The Hain Celestial Group Inc.†	7,746	12,592
250	The Hershey Co.	46,340	46,610
18,900	The J.M. Smucker Co.	525,563	2,388,582
90,000	The Kraft Heinz Co.	3,261,178	3,328,200
210,000	Tingyi (Cayman Islands) Holding Corp.	471,470	256,029
24,500	Tootsie Roll Industries Inc.	172,048	814,380
37,000	TreeHouse Foods Inc.†	1,722,412	1,533,650
5,000	WK Kellogg Co.	30,461	65,700
247,300	Yakult Honsha Co. Ltd.	2,870,791	5,554,604
		64,403,602	232,225,685
	Health Care — 5.7%
8,000	Abbott Laboratories	437,037	880,560
25,200	AbbVie Inc.	2,263,738	3,905,244
26,900	Amgen Inc.	122,484	7,747,738
11,900	AstraZeneca plc, ADR	639,892	801,465
30,000	Bausch + Lomb Corp.†	481,727	511,800
9,000	Bausch Health Cos. Inc.†	89,547	72,180
36,200	Baxter International Inc.	975,475	1,399,492
7,900	Biogen Inc.†	138,114	2,044,283
1,100	BioMarin Pharmaceutical Inc.†	90,748	106,062
6,000	Bio-Rad Laboratories Inc., Cl. A†	1,026,263	1,937,340
75,350	Bristol-Myers Squibb Co.	1,914,625	3,866,209
17,000	Catalent Inc.†	1,334,404	763,810
13,300	Cencora Inc.	525,677	2,731,554
2,000	Charles River Laboratories International Inc.†	452,768	472,800
7,300	Chemed Corp.	180,607	4,268,675
7,200	CONMED Corp.	137,064	788,472
8,000	DaVita Inc.†	451,984	838,080
103,400	Demant A/S†	958,847	4,532,468
30,000	DENTSPLY SIRONA Inc.	1,250,466	1,067,700
4,000	Elevance Health Inc.	1,097,882	1,886,240
340	Eli Lilly & Co.	200,048	198,193
80,000	Evolent Health Inc., Cl. A†	893,102	2,642,400
15,500	Fortrea Holdings Inc.†	393,847	540,950
4,350	Gerresheimer AG	287,580	453,086
10,750	Haleon plc	40,746	44,074
15,000	Halozyme Therapeutics Inc.†	713,499	554,400
24,115	HCA Healthcare Inc.	2,724,755	6,527,448
87,336	Henry Schein Inc.†	2,487,228	6,612,209
300	Humana Inc.	143,073	137,343
Shares		Cost	Market Value
1,500	ICU Medical Inc.†	$292,287	$149,610
5,400	Indivior plc†	16,699	81,565
20,000	Integer Holdings Corp.†	1,210,521	1,981,600
490	IQVIA Holdings Inc.†	96,294	113,376
250	Jazz Pharmaceuticals plc†	30,459	30,750
23,200	Johnson & Johnson	1,486,745	3,636,368
10,450	Laboratory Corp. of America Holdings	1,422,162	2,375,180
3,000	McKesson Corp.	268,066	1,388,940
20,000	Medtronic plc	1,493,746	1,647,600
44,500	Merck & Co. Inc.	895,758	4,851,390
600	Moderna Inc.†	48,079	59,670
70,000	Option Care Health Inc.†	560,000	2,358,300
17,500	Perrigo Co. plc	573,287	563,150
14,000	QuidelOrtho Corp.†	169,394	1,031,800
515	Regeneron Pharmaceuticals Inc.†	167,350	452,319
40,000	Roche Holding AG, ADR	734,498	1,449,200
6,900	Stryker Corp.	321,481	2,066,274
28,794	Tenet Healthcare Corp.†	845,327	2,175,963
13,000	The Cigna Group	1,383,008	3,892,850
5,000	The Cooper Companies Inc.	1,336,925	1,892,200
1,375	UnitedHealth Group Inc.	138,322	723,896
3,825	Vertex Pharmaceuticals Inc.†	918,160	1,556,354
20,350	Zimmer Biomet Holdings Inc.	1,386,005	2,476,595
7,000	Zoetis Inc.	304,922	1,381,590
		38,552,722	96,668,815
	Hotels and Gaming — 1.0%
10,000	Accor SA	257,845	381,967
4,500	Churchill Downs Inc.	21,050	607,185
310,000	Genting Singapore Ltd.	232,412	234,893
8,500	Hyatt Hotels Corp., Cl. A	270,222	1,108,485
1,100	Las Vegas Sands Corp.	993	54,131
2,694,100	Mandarin Oriental International Ltd.	3,941,706	4,202,796
155,250	MGM Resorts International	1,470,662	6,936,570
17,100	Ryman Hospitality Properties Inc., REIT	140,947	1,882,026
793,350	The Hongkong & Shanghai Hotels Ltd.†	744,378	593,349
19,000	Universal Entertainment Corp.	96,850	309,929
3,000	Wyndham Hotels & Resorts Inc.	38,287	241,230
6,550	Wynn Resorts Ltd.	320,838	596,770
		7,536,190	17,149,331
	Machinery — 6.5%
22,000	Astec Industries Inc.	908,870	818,400
98,120	Caterpillar Inc.	638,719	29,011,140

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
1,420,600	CNH Industrial NV	$9,567,929	$17,302,908
46,550	CNH Industrial NV, Borsa ltaliana	313,938	569,389
121,970	Deere & Co.	850,985	48,772,144
5,000	Generac Holdings Inc.†	575,496	646,200
13,000	Mueller Water Products Inc., Cl. A	46,015	187,200
116,800	Xylem Inc.	892,969	13,357,248
		13,794,921	110,664,629
	Manufactured Housing and Recreational Vehicles — 0.5%
18,000	Cavco Industries Inc.†	336,924	6,239,160
825	Nobility Homes Inc.	4,606	28,458
23,500	Skyline Champion Corp.†	113,780	1,745,110
		455,310	8,012,728
	Metals and Mining — 2.8%
46,850	Agnico Eagle Mines Ltd.	1,464,008	2,569,722
147,400	Barrick Gold Corp.	1,374,347	2,666,466
55,500	Franco-Nevada Corp.	1,844,631	6,149,955
105,550	Freeport-McMoRan Inc.	1,133,771	4,493,264
18,000	Kinross Gold Corp.	38,019	108,900
15,000	MP Materials Corp.†	202,909	297,750
390,100	Newmont Corp.	6,618,540	16,146,239
99,500	Royal Gold Inc.	4,199,528	12,035,520
74,750	Wheaton Precious Metals Corp.	1,410,547	3,688,165
		18,286,300	48,155,981
	Publishing — 1.7%
111,000	News Corp., Cl. A	753,804	2,725,050
55,930	S&P Global Inc.	422,126	24,638,284
106,000	The E.W. Scripps Co., Cl. A†	818,549	846,940
		1,994,479	28,210,274
	Real Estate — 0.8%
13,500	American Tower Corp., REIT	2,447,070	2,914,380
2,200	Prologis Inc., REIT	253,482	293,260
150,000	The St. Joe Co.	1,057,392	9,027,000
35,800	Weyerhaeuser Co., REIT	696,097	1,244,766
		4,454,041	13,479,406
	Retail — 2.5%
58,100	AutoNation Inc.†	416,166	8,725,458
700	AutoZone Inc.†	692,314	1,809,927
19,000	CarMax Inc.†	1,236,498	1,458,060
20,870	Costco Wholesale Corp.	962,401	13,775,870
107,800	CVS Health Corp.	3,413,483	8,511,888
2,300	Dollar Tree Inc.†	277,899	326,715
1,200	Lowe’s Companies Inc.	163,129	267,060
750	McDonald’s Corp.	212,583	222,383
1,600	NIKE Inc., Cl. B	168,776	173,712
Shares		Cost	Market Value
1,700	Restaurant Brands International Inc.	$115,795	$132,821
15,000	Rush Enterprises Inc., Cl. B	151,639	794,700
2,400	Starbucks Corp.	238,013	230,424
2,550	The Home Depot Inc.	78,942	883,702
85,600	The Kroger Co.	279,284	3,912,776
10,000	Walgreens Boots Alliance Inc.	275,075	261,100
2,500	Walmart Inc.	349,192	394,125
		9,031,189	41,880,721
	Semiconductors — 0.1%
1,775	Advanced Micro Devices Inc.†	188,513	261,653
1,200	ARM Holdings plc, ADR†	62,000	90,174
385	Broadcom Inc.	230,735	429,756
7,600	Intel Corp.	387,577	381,900
800	Micron Technology Inc.	52,325	68,272
		921,150	1,231,755
	Specialty Chemicals — 0.7%
1,000	Air Products and Chemicals Inc.	267,264	273,800
80,000	DuPont de Nemours Inc.	2,822,827	6,154,400
42,500	H.B. Fuller Co.	314,023	3,459,925
12,000	Rogers Corp.†	1,549,651	1,584,840
19,500	Sensient Technologies Corp.	312,548	1,287,000
		5,266,313	12,759,965
	Telecommunications — 1.5%
2,200	AT&T Inc.	39,682	36,916
155,250	Deutsche Telekom AG, ADR	2,325,166	3,746,183
52,000	GCI Liberty Inc., Escrow†	0	0
14,000	Hellenic Telecommunications Organization SA	82,085	199,373
23,400	Hellenic Telecommunications Organization SA, ADR	93,977	159,588
130,000	Liberty Global Ltd., Cl. A†	425,609	2,310,100
203,750	Liberty Global Ltd., Cl. C†	1,580,928	3,797,900
5,600	Orange SA, ADR	59,112	64,008
7,500	SoftBank Group Corp., ADR	161,517	165,150
2,286,200	Telecom Italia SpA†	1,185,086	742,517
36,000	Telefonica Brasil SA, ADR	303,553	393,840
269,000	Telefonica SA, ADR	1,295,653	1,049,100
651,000	Telephone and Data Systems Inc.	12,691,252	11,945,850
84,900	Telesat Corp.†	1,275,637	885,507
18,700	TIM SA, ADR	136,557	345,389
1,000	VEON Ltd., ADR†	8,812	19,700

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
7,650	Verizon Communications Inc.	$138,676	$288,405
		21,803,302	26,149,526
	Transportation — 1.2%
10,000	Canadian Pacific Kansas City Ltd.	6,337	790,600
600	CSX Corp.	18,933	20,802
163,550	GATX Corp.	3,298,953	19,661,981
900	Union Pacific Corp.	203,219	221,058
		3,527,442	20,694,441
	Wireless Communications — 0.3%
84,750	America Movil SAB de CV, ADR	255,869	1,569,570
215,000	Operadora De Sites Mexicanos SAB de CV	257,222	301,463
20,885	T-Mobile US Inc.	863,247	3,348,492
14,500	United States Cellular Corp.†	393,286	602,330
		1,769,624	5,821,855
	TOTAL COMMON STOCKS	412,396,030	1,714,027,801

	CLOSED-END FUNDS — 0.1%
2,000	Altaba Inc., Escrow†	0	4,890
10,700	Royce Global Value Trust Inc.	93,090	104,325
78,000	Royce Value Trust Inc.	935,792	1,135,680
		1,028,882	1,244,895
	TOTAL CLOSED-END FUNDS	1,028,882	1,244,895

	PREFERRED STOCKS — 0.0%
	Electronics — 0.0%
95	WESCO International Inc., Ser. A, 10.625%	2,518	2,510

	TOTAL INVESTMENTS — 100.9%	$413,427,430	1,715,275,206

	Other Assets and Liabilities (Net) — (0.9)%		(15,765,608)

	NET ASSETS — 100.0%		$1,699,509,598

†	Non-income producing security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments, at value (cost $413,427,430)	$1,715,275,206
Cash	84,810
Foreign currency, at value (cost $7,445)	7,409
Deposit at brokers	10,772
Receivable for investments sold	425,614
Receivable for Fund shares sold	102,372
Dividends and interest receivable	2,937,466
Prepaid expenses	64,939
Total Assets	1,718,908,588

Liabilities:
Line of credit payable	15,211,000
Payable for investments purchased	62,571
Payable for Fund shares redeemed	1,635,845
Payable for investment advisory fees	1,432,051
Payable for distribution fees	265,326
Payable for accounting fees	3,750
Other accrued expenses	788,447
Total Liabilities	19,398,990
Net Assets
(applicable to 35,095,186 shares outstanding)	$1,699,509,598
Net Assets Consist of:
Paid-in capital	$409,597,969
Total distributable earnings	1,289,911,629
Net Assets	$1,699,509,598

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,211,698,718 ÷ 24,976,280 shares outstanding)	$48.51
Class A:
Net Asset Value and redemption price per share ($33,457,141 ÷ 700,889 shares outstanding)	$47.74
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$50.65
Class C:
Net Asset Value and offering price per share ($3,367,347 ÷ 81,326 shares outstanding)	$41.41	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($450,986,392 ÷ 9,336,691 shares outstanding)	$48.30

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $558,855)	$27,814,933
Interest	527,094
Total Investment Income	28,342,027
Expenses:
Investment advisory fees	17,477,290
Distribution fees - Class AAA	3,096,222
Distribution fees - Class A	83,224
Distribution fees - Class C	44,208
Shareholder services fees	1,022,307
Custodian fees	425,298
Shareholder communications expenses	354,911
Trustees’ fees	169,070
Legal and audit fees	81,160
Registration expenses	76,062
Accounting fees	45,000
Interest expense	29,183
Miscellaneous expenses	142,088
Total Expenses	23,046,023
Less:
Expenses paid indirectly by broker (See Note 7)	(24,335)
Net Expenses	23,021,688
Net Investment Income	5,320,339

Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, and Foreign Currency:
Net realized gain on investments	131,478,144
Net realized gain on in-kind transactions	44,581,272
Net realized loss on foreign currency transactions	(17,650)
Net realized gain on investments, redemption in-kind, and foreign currency transactions	176,041,766
Net change in unrealized appreciation/depreciation:
on investments	(9,166,279)
on foreign currency translations	42,343
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,123,936)
Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, and Foreign Currency	166,917,830
Net Increase in Net Assets Resulting from Operations	$172,238,169

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$5,320,339	$5,799,184
Net realized gain on investments, redemption in-kind, and foreign currency transactions	176,041,766	176,761,064
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,123,936)	(419,042,269)
Net Increase/(Decrease) in Net Assets Resulting from Operations	172,238,169	(236,482,021)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(91,335,007)	(115,304,660)
Class A	(2,531,089)	(3,055,017)
Class C	(244,091)	(552,633)
Class I	(35,163,426)	(53,526,916)
Total Distributions to Shareholders	(129,273,613)	(172,439,226)

Shares of Beneficial Interest Transactions:
Class AAA	(62,964,165)	(56,190,901)
Class A	282,410	(3,476,096)
Class C	(2,752,365)	(3,094,817)
Class I	(113,333,141)	64,826,508
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(178,767,261)	2,064,694

Redemption Fees	140	558

Net Decrease in Net Assets	(135,802,565)	(406,855,995)

Net Assets:
Beginning of year	1,835,312,163	2,242,168,158
End of year	$1,699,509,598	$1,835,312,163

See accompanying notes to financial statements.

The Gabelli Asset Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2023	$47.51	$0.12	$4.78	$4.90	$(0.16)	$(3.74)	$(3.90)	$0.00	$48.51	10.29%	$1,211,699	0.24%	1.38%	4%
2022	58.56	0.12	(6.39)	(6.27)	(0.09)	(4.69)	(4.78)	0.00	47.51	(10.63)	1,245,183	0.23	1.35	5
2021	54.05	0.08	10.15	10.23	(0.19)	(5.53)	(5.72)	0.00	58.56	18.93	1,584,831	0.13	1.33	5
2020	55.02	0.13	5.99	6.12	(0.17)	(6.92)	(7.09)	0.00	54.05	11.23	1,544,305	0.25	1.36	4
2019	49.44	0.22	10.88	11.10	(0.23)	(5.29)	(5.52)	0.00	55.02	22.43	1,674,315	0.40	1.36	4
Class A
2023	$46.75	$0.12	$4.71	$4.83	$(0.16)	$(3.68)	$(3.84)	$0.00	$47.74	10.32%	$33,457	0.24%	1.38%	4%
2022	57.63	0.12	(6.29)	(6.17)	(0.09)	(4.62)	(4.71)	0.00	46.75	(10.63)	32,436	0.23	1.35	5
2021	53.28	0.08	10.01	10.09	(0.21)	(5.53)	(5.74)	0.00	57.63	18.93	43,714	0.14	1.33	5
2020	54.33	0.13	5.91	6.04	(0.17)	(6.92)	(7.09)	0.00	53.28	11.23	36,656	0.25	1.36	4
2019	48.88	0.22	10.76	10.98	(0.24)	(5.29)	(5.53)	0.00	54.33	22.45	38,598	0.41	1.36	4
Class C
2023	$40.72	$(0.22)	$4.09	$3.87	$—	$(3.18)	$(3.18)	$0.00	$41.41	9.49%	$3,367	(0.53)%	2.13%	4%
2022	50.48	(0.24)	(5.50)	(5.74)	—	(4.02)	(4.02)	0.00	40.72	(11.30)	5,966	(0.53)	2.10	5
2021	47.45	(0.30)	8.86	8.56	—	(5.53)	(5.53)	0.00	50.48	18.04	10,721	(0.57)	2.08	5
2020	49.30	(0.23)	5.30	5.07	—	(6.92)	(6.92)	0.00	47.45	10.41	20,863	(0.50)	2.11	4
2019	44.91	(0.19)	9.87	9.68	—	(5.29)	(5.29)	0.00	49.30	21.53	32,334	(0.37)	2.11	4
Class I
2023	$47.32	$0.24	$4.77	$5.01	$(0.29)	$(3.74)	$(4.03)	$0.00	$48.30	10.57%	$450,987	0.48%	1.13%	4%
2022	58.36	0.26	(6.38)	(6.12)	(0.23)	(4.69)	(4.92)	0.00	47.32	(10.41)	551,727	0.49	1.10	5
2021	53.88	0.23	10.14	10.37	(0.36)	(5.53)	(5.89)	0.00	58.36	19.24	602,902	0.38	1.08	5
2020	54.86	0.26	5.98	6.24	(0.30)	(6.92)	(7.22)	0.00	53.88	11.50	487,188	0.51	1.11	4
2019	49.30	0.36	10.87	11.23	(0.38)	(5.29)	(5.67)	0.00	54.86	22.76	514,387	0.65	1.11	4

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(d)	The Fund incurred interest expense. For the year ended December 31, 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.35% (Class AAA and Class A), 2.10% (Class C), and 1.10% (Class I). For all remaining years, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1. Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is growth of capital. The Fund’s secondary goal is to provide current income. The Fund commenced investment operations on March 3, 1986.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/23
INVESTMENTS:
ASSETS (Market Value):
Common Stocks
Business Services	$46,844,555	$0	$46,844,555
Diversified Industrial	121,419,273	27,400	121,446,673
Telecommunications	26,149,526	0	26,149,526
Other Industries (a)	1,519,587,047	—	1,519,587,047
Total Common Stocks	1,714,000,401	27,400	1,714,027,801
Closed-End Funds	1,240,005	4,890	1,244,895
Preferred Stocks (a)	2,510	—	2,510
TOTAL INVESTMENTS – ASSETS	$1,715,242,916	$32,290	$1,715,275,206

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at December 31, 2023 or December 31, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2023, the Fund did not hold restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2023, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization and in-kind distributions for shareholder redemptions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $52,503,181, with an offsetting adjustment to total distributable earnings.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2023 and 2022 was as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$6,753,731	$4,513,125
Net long term capital gains	130,291,864	175,863,580
Total distributions paid	$137,045,595	$180,376,705

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$1,289,911,629

At December 31, 2023, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in real estate investment trusts, mark-to-market adjustments on investments considered passive foreign investment companies, tax basis adjustments due to corporate actions, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$425,399,662	$1,314,453,507	$(24,577,963)	$1,289,875,544

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $61,121,986 and $266,856,872, respectively.

6. Redemptions-in-kind. When considered to be in the best interest of all shareholders, the Fund may distribute portfolio securities as payment for redemptions of Fund shares (redemptions-in-kind). Gains and losses realized on redemptions-in-kind are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2023 the Gabelli Asset Fund realized net gain of $44,581,272 on $49,643,053 of redemptions-in-kind, including cash of $2,161,437.

7. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $20,904 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $940 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $24,335.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2023, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

During the year ended December 31, 2023, the Gabelli Asset Fund engaged in sales transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the 1940 Act and amounted to $18,650 in sales transactions.

8. Line of Credit. The Fund participates in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2023, there was $15,211,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for 11 days of borrowings during the year ended December 31, 2023 was $13,638,818 with a weighted average interest rate of 6.03%. The maximum amount borrowed at any time during the year ended December 31, 2023 was $26,912,000

9. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended December 31, 2023 and 2022, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	258,675	$12,840,492	211,857	$11,299,992
Shares issued upon reinvestment of distributions	1,782,288	86,673,009	2,318,170	108,992,689
Shares redeemed	(3,275,406)	(162,477,666)	(3,381,409)	(176,483,582)
Net decrease	(1,234,443)	$(62,964,165)	(851,382)	$(56,190,901)
Class A
Shares sold	63,098	$3,048,738	56,952	$2,984,631
Shares issued upon reinvestment of distributions	49,535	2,370,258	61,889	2,864,851
Shares redeemed	(105,570)	(5,136,586)	(183,537)	(9,325,578)
Net increase/(decrease)	7,063	$282,410	(64,696)	$(3,476,096)
Class C
Shares sold	1,655	$70,400	3,621	$170,656
Shares issued upon reinvestment of distributions	5,880	244,091	13,532	545,603
Shares redeemed	(72,740)	(3,066,856)	(83,004)	(3,811,076)
Net decrease	(65,205)	$(2,752,365)	(65,851)	$(3,094,817)
Class I
Shares sold	483,833	$23,936,587	2,130,124	$111,788,843
Shares issued upon reinvestment of distributions	658,262	31,874,307	931,582	43,614,881
Shares redeemed in-kind	(1,005,874)	—	—	—
Shares redeemed	(2,460,024)	(169,144,035)	(1,732,824)	(90,577,217)
Net increase/(decrease)	(2,323,803)	$(113,333,141)	1,328,882	$64,826,507

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Gabelli Asset Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Asset Fund (the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Asset Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 23, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Asset Fund

Additional Fund Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee 1942	Since 1986	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee 1944	Since 1999	12	Former Senior Vice President of G.research, LLC (1991-2019)	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita[6] Trustee 1935	Since 1989	18	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee 1938	Since 1992	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Werner J. Roeder Trustee 1940	Since 2001	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[7] Trustee 1934	Since 1986-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

The Gabelli Asset Fund

Additional Fund Information (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

Salvatore J. Zizza[8] Trustee 1945	Since 1986-1996 2000-present	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

The Gabelli Asset Fund

Additional Fund Information (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

The Gabelli Asset Fund

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2023, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.1579, $0.1638, and $0.2901, per share for Class AAA, Class A, and Class I, respectively, and long term capital gains totaling $130,291,864, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2023, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.77% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2023 which was derived from U.S. Treasury securities was 1.41%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of December 31, 2023 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC which is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI ASSET FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Brian C. Sponheimer is a portfolio manager and research analyst, responsible for coverage of automotive, trucking, and machinery stocks. In 2010, 2011, and 2016, Mr. Sponheimer was recognized by various financial publications, including the Wall Street Journal and the Financial Times, as a “Best on the Street” analyst. He began his business career in institutional equities at CIBC World Markets in New York and Boston. Mr.Sponheimer graduated cum laude from Harvard University with a BA in Government and received an MBA in Finance and Economics from Columbia Business School.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. Her responsibilities include leading the Health & Wellness platform. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and is a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA in Political Science from The State University of New York at Binghamton and attended the Leonard N. Stern School of Business, New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling
800-GABELLI after 7:00 P.M.

TRUSTEES
Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Chief Investment
Officer,
Financial Security Assurance
Holdings Ltd.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS
John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
State Street Bank and Trust
Company

TRANSFER AGENT AND
DIVIDEND DISBURSING
AGENT
DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q423AR

GABELLI FUNDS

# THE GABELLI ASSET FUND

*Annual Report*
*December 31, 2023*

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,311 for 2022 and $44,178 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,550 for 2022 and $4,640 for 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2024

*	Print the name and title of each signing officer under his or her signature.